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                                                                 EXHIBIT 10.1

                      REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT"), is entered into as of July 27, 1999, by and among Informational Medical Systems, Inc., a Minnesota corporation ("IMS"), Belle Scott, Robert Scott and Peter Scott representing the holders of all the outstanding shares of Seller (each, a "SHAREHOLDER," and collectively, the "SHAREHOLDERS"), and A.D.A.M. Software, Inc. d/b/a adam.com a Georgia corporation (the "COMPANY").

     WHEREAS:

     A. Pursuant to the terms of the Asset Purchase Agreement, dated as of July 27, 1999 (the "PURCHASE AGREEMENT"), by and among IMS, the Shareholders and the Company, the Company is purchasing from IMS substantially all the assets that have been associated with the business carried out by IMS (the "PURCHASE") in exchange for shares of Common Stock of the Company (the "SHARES") upon the terms and subject to the conditions of the Purchase Agreement.

     B. The Purchase Agreement provides for the execution and delivery of this Agreement at the closing of the transactions contemplated thereby which grants IMS certain rights to have its Shares registered under the Securities Act of 1933, as amended (the "SECURITIES ACT").

     NOW, THEREFORE, in consideration of the promises and mutual covenants set forth in this Agreement, IMS, the Shareholders and the Company agree as follows:

     1. DEFINITIONS.

        a. As used in this Agreement, the following terms shall have the following meanings:

             (i) "REGISTER", "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Registration Statements in compliance with the Securities Act and the declaration or ordering the effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

             (ii) "REGISTRABLE SECURITIES" means the Shares (including without limitation any Contingent Shares (as defined in the Purchase Agreement)) and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to the Shares, PROVIDED, HOWEVER, that such securities shall only be treated as Registrable Securities if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold or are, in the opinion of counsel for the Company, available for sale in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation such sale.


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             (iii) "REGISTRATION STATEMENT" means a registration statement of the Company under the Securities Act.

        b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

     2. REGISTRATION.

        a. Prior to December 31, 1999, the Company shall prepare and file with the SEC a Registration Statement on Form S-3 (or another appropriate form in the discretion in the discretion of the Company as is then available to effect a registration of the Registrable Securities) covering the resale of the Registrable Securities.

     3. OBLIGATIONS OF PARENT.

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

        a. The Company shall prepare and file with the SEC a Registration Statement with respect to the Registrable Securities as provided in Section 2(a), and thereafter use its reasonable commercial efforts to cause such Registration Statement relating to Registrable Securities to become effective.

        b. The Company shall furnish to IMS (i) promptly after the Registration Statement is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as IMS may reasonably request in order to facilitate the disposition of the Registrable Securities owned by IMS. The Company will promptly notify IMS by facsimile of the effectiveness of the Registration Statement or any post-effective amendment.

        c. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Shareholders reasonably requests, and (ii) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(c),(ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company undue expense or burden, or (v) make any change in its charter or bylaws.

        d. The Company shall notify IMS as promptly as practicable of (i) the issuance by the SEC of a stop order suspending the effectiveness of the Registration Statement, and (ii) the


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happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading. In the case of an event in clause (ii) above, the Company will use its reasonable efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to IMS, as IMS may reasonably request.

        e. The Company shall use its reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify IMS of the issuance of such order and the resolution thereof.

        f. The sections of the Registration Statement covering information with respect to IMS, IMS's beneficial ownership of securities of the Company or IMS's intended method of disposition of Registrable Securities shall conform to the information provided to the Company by IMS.

        g. The Company shall (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or, if not eligible for the Nasdaq National Market on the Nasdaq SmallCap.

     4. OBLIGATIONS OF IMS.

     In connection with the registration of the Registrable Securities, IMS shall have the following obligations:

        a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that IMS shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

         b. IMS, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless IMS has notified the Company in writing of IMS's election to exclude all of its Registrable Securities from the Registration Statement.

         c. IMS agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d) or 3(e), IMS will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering


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such Registrable Securities until IMS's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, IMS shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in IMS's possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice.

        d. IMS may not participate in any underwritten registration hereunder unless it (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     5. EXPENSES OF REGISTRATION.

     All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitations, all reasonable registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company (but excluding any fees or expenses of counsel to IMS) shall be borne by the Company.

     6. INDEMNIFICATION.

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

        a. To the extend permitted by law, the Company will indemnify, hold harmless and defend (i) IMS and (ii) the directors, officers, partners, employees, agents and each person who controls IMS within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), if any, (each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the


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Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.

           Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

        b. In connection with any Registration Statement in which IMS is participating, IMS agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by IMS, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by IMS for use in connection with such Registration Statement. Subject to Section 6(c) IMS will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any Claim; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of IMS, which consent shall not be unreasonably withheld; PROVIDED, FURTHER, HOWEVER, that IMS shall be liable under this Agreement (including this Section 6(b)) for only that amount as does not exceed the net proceeds to IMS as result of the sale of Registrable
Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

        c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made


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against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; PROVIDED, HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by IMS, if IMS is entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7. AMENDMENT OF REGISTRATION RIGHTS.

     Provisions of this Agreement may be amended and the observance thereof may be waived only by the mutual written consent of the Company and IMS, or if IMS no longer exists, then the Shareholders holding a majority of the Registrable Securities.

     8. MISCELLANEOUS.

        a. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

     If to the Company:

     A.D.A.M. Software, Inc., d/b/a adam.com
     1600 RiverEdge Parkway, Suite 800
     Atlanta, GA 30328
     Attention: Chief Executive Officer
     Facsimile: 770-989-4953


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     With copy to:

     Adam.com
     90 Tehama Street
     San Francisco, CA 94105
     Attention: President
     Facsimile: 415-541-9499

     And a copy to:

     Wilson Sonsini Goodrich & Rosati, P.C.
     650 Page Mill Road
     Palo Alto, California 94304-1050
     Attention: Page Mailliard
     Facsimile: (650) 496-4088

     If to IMS: to the address set forth immediately below IMS's name on the signature page to this Agreement. Each party shall provide notice to the other party of any change of its address.

        b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

        c. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

        d. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

        e. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, PROVIDED, HOWEVER, that the rights of IMS can only be assigned to the Shareholders.

        f. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.


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        g. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

        h. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.


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     IN WITNESS WHEREOF, the Company and IMS have caused this Agreement to be duly executed as of the date first above written.

A.D.A.M. SOFTWARE, INC., D/B/A ADAM.COM

By: /s/ Robert S. Cramer, Jr.
    ------------------------------------





INFORMATION MEDICAL SYSTEMS, INC.

By: /s/ Peter Scott
    ------------------------------------
    Name:

    Title:

    Address:


SHAREHOLDERS

/s/ Belle Scott
----------------------------------------
Belle Scott


/s/ Robert Scott
----------------------------------------
Robert Scott


/s/ Peter Scott
----------------------------------------
Peter Scott



                [Signature Page to Registration Rights Agreement]


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